SYS

SUBSCRIPTION AGREEMENT

TABLE OF CONTENTS

1. Closing

2. Subscriber’s Representations and Warranties
    2.1 Information from Company
    2.2 Information on Subscriber
    2.3 Purchase For Own Account
    2.4 Compliance with Securities Act
    2.5 Communication of Offer
    2.6 Correctness of Representations

3. Company’s Representations and Warranties
    3.1 Due Incorporation
    3.2 Capitalization
    3.3 Reports
    3.4 Authority; Enforceability
    3.5 Additional Issuances
    3.6 Consents
    3.7 No Violation or Conflict
    3.8 The Securities
    3.9 Shares Legend
    3.10 Note Legend
    3.11 Litigation
    3.12 Reporting Company Eligibility
    3.13 No Market Manipulation
    3.14 Defaults
    3.15 No Integrated Offering
    3.16 No General Solicitation
    3.17 Listing and Maintenance Requirements
    3.18 Investment Company
    3.19 Internal Accounting Controls
    3.20 Correctness of Representations

4. Regulation D Offering

5. Reissuance of Securities

6. Fees
    6.1 Finders
    6.2 Indemnification

7. Covenants of Company
    7.1 Offering of Securities
    7.2 Listing of Shares
    7.3 Notification of Transactions
    7.4 Registration Compliance
    7.5 Reservation of Shares
    7.6 Integration

8. Covenants of Subscriber
    8.1 No Short Sales
    8.2 Compliance with Law

9. Covenants of Company and Subscriber Regarding Indemnification
    9.1 Company Covenants
    9.2 Subscriber Covenants
    9.3 Applicable Procedures

10. Conversion of Note
    10.1 All Necessary Actions
    10.2 Notice of Conversion
    10.3 Maximum Conversion

11. Registration Rights

12. Registration Procedures
    12.1 Registration Statement
    12.2 Amendments and Supplements
    12.3 Copies of Registration Statements and Prospectus
    12.4 Registration Under State Securities Laws
    12.5 Listing of Registrable Securities
    12.6 Notifications of Registration
    12.7 Inspection

13. Information From Seller

14. Expenses

15. Indemnification and Contribution
    15.1 Indemnification by Company
    15.2 Indemnification by Subscriber
    15.3 Notice of Commencement of Action
    15.4 Joint Liability

16. Notices

17. Entire Agreement; Amendment; Assignment

18. Execution

19. Governing Law; Consent to Jurisdiction

20. Specific Enforcement

21. Rate of Interest

SUBSCRIPTION AGREEMENT

Dear Subscriber:

You (the “Subscriber”) hereby agree to purchase, and SYS, a California corporation (the “Company”), hereby agrees to issue and to sell, at a price of $50,000 per Unit and for the aggregate consideration set forth on the signature page hereof (the “Purchase Price”), ___ units, each of which consists of the following (each, a “Unit” and, together, the “Units”): (a) ______ shares of the Company’s common stock, no par value (the “Common Stock”), and (b) a 10% Unsecured Subordinated Convertible Note (the “Note”), in principal amount of $25,000, convertible in accordance with the terms thereof into ________ shares of Common Stock. The form of Note is annexed hereto as Exhibit A. Repayment of the Note will be subject to a Subordination Agreement with the Company’s principal lender, a copy of which is attached hereto as Exhibit B. The Units, and the Common Stock issuable upon conversion of the Note, are collectively referred to herein as the “Securities.” Upon acceptance of this Agreement by the Subscriber, the Company will issue and deliver to the Subscriber the specified number of Units against payment, by wire transfer or check payable to SYS, of the Purchase Price in U.S. dollars.

This subscription is concurrent with, and part of similar Subscription Agreements, which relate to, an offering of up to $7,000,000 in aggregate Purchase Price (the “Offering”). There is no minimum amount and units will be issued as proceeds are received. The following terms and conditions apply to this subscription.

1.  Closing. The consummation of the transactions contemplated herein will take place at the offices of the Company upon the satisfaction of all conditions to closing set forth in this Agreement, and on subsequent dates upon which additional Units may be issued to the Subscriber. In each case, the closing date will be the date that funds representing the net amount due the Company from the Subscriber are transmitted to the Company (each, a “Closing Date”).

2.  Subscriber’s Representations and Warranties. The Subscriber represents and warrants to and agrees with the Company that:

2.1  Information from Company. The Subscriber has been furnished with the Company’s Form 10-KSB for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission (the “Commission”), and has been advised to review any subsequent Forms 10-Q and Forms 8-K and any amendments thereto filed prior to the date hereof (collectively, the “Reports”).

2.2  Information on Subscriber. The Subscriber is an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the “1933 Act”), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the organizational authority and is duly and legally authorized to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof, provided that nothing contained herein shall be deemed a covenant or agreement by such subscriber to hold the Securities for any period of time.

2.3  Purchase For Own Account. The Subscriber will purchase the Securities for its own account and not with a view to any distribution thereof.

2.4  Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act, by reason of their issuance in a transaction that does not require such registration (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

2.5  Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

2.6  Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to a Closing Date, will be true and correct as of each Closing Date. The foregoing representations and warranties will survive each Closing Date.

3.  Company’s Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber, except as set forth on Schedule 1 hereto, that:

3.1  Due Incorporation. The Company is a California corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power to own, lease, use and operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company.

3.2  Capitalization. As of February 2, 2006, the authorized capital stock of the Company consists of 48,000,000 shares of Common Stock, no par value, of which 12,670,845 shares are issued and outstanding; 2,000,000 shares of 9% Convertible Preferred Stock, $1.00 par value, of which no shares are issued and outstanding; and 250,000 shares of 4% Convertible Preferred Stock, $.50 par value, of which no shares are issued or outstanding. The Company has reserved 3,751,727 shares of its Common Stock for issuance upon the exercise or conversion of outstanding options, warrants, and convertible securities. Except as set forth in the Reports or the Other Written Information, there are no options, warrants or rights to subscribe to, or securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of, capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any person (other than those purchasing Units) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

3.3  Reports. The Company has delivered or made available to the Subscriber true and complete copies of the Reports (including, without limitation, proxy information and solicitation materials). As of their respective dates, the Reports complied in all material respects with the requirements of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, the rules and regulations of the Commission promulgated there under and other federal, state and local laws, rules and regulations applicable to such Reports, and none of the Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements contained within the reports fairly present, in all material respects, the financial condition and results of operations of the Company.

3.4  Authority; Enforceability. This Agreement and the other agreements entered into by the Company relating hereto have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into this Agreement and the other agreements entered into by the Company relating hereto and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto.

3.5  Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of Common Stock of the Company, except as described in the Reports.

3.6  Consents. No consent, approval, authorization or order of any court or governmental agency having jurisdiction over the Company is required for the execution and delivery of this Agreement and the other agreements entered into by the Company relating hereto including, without limitation, the issuance and sale of the Securities and the performance of the Company’s obligations hereunder. The Company is not required to give any notice to, or make any filing or registration with, any court or governmental agency in connection with the execution and delivery of this Agreement and the other agreements entered into by the Company relating hereto other than (i) registration statements, (ii) state securities laws filings and (iii) Form D filings.

3.7  No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 2 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance nor sale of the Securities nor the performance of the Company’s obligations under this Agreement will:

3.7.1.  violate, conflict with, result in a breach of, give to others any rights of termination, amendment, acceleration or cancellation or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (i) the articles of incorporation, charter or bylaws of the Company, (ii) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, (iii) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound or to which any of the properties of the Company is subject or (iv) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party; or

3.7.2.  result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company.

3.8  The Securities. Upon issuance, the Securities:

3.8.1.  will be free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and state laws;

3.8.2.  will be duly and validly authorized, and on each Closing Date and the date the Note is converted will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement, will be free trading and unrestricted, provided that the Subscriber complies with the prospectus delivery requirements);

3.8.3.  will not have been issued or sold in violation of or subject to any preemptive or other similar rights of the holders of any securities of the Company;

3.8.4.  will not subject the holders thereof to personal liability by reason of being such holders; and

3.8.5.  the Company has reserved from its duly authorized capital stock a sufficient number of shares of Common Stock issuable pursuant to this Agreement and the Note, in order to issue the shares of its Common Stock constituting part of the Securities.

3.9  Shares Legend. Except as otherwise provided herein, the shares of Common Stock issued and issuable pursuant to this Agreement will bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SYS THAT SUCH REGISTRATION IS NOT REQUIRED.

3.10  Note Legend. Except as otherwise provided herein, the Note issued pursuant to this Agreement will bear the following legend:

“THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SYS THAT SUCH REGISTRATION IS NOT REQUIRED.”

3.11  Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body or arbitrator having jurisdiction over the Company that would affect the execution and delivery by the Company of, or the performance by the Company of its obligations under, or the legality, validity or enforceability of, this Agreement or any of the other agreements entered into by the Company relating hereto or the Securities. Except as disclosed in the Reports, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body or arbitrator having jurisdiction over the Company relating to the Company or any of its directors or officers.

3.12  Reporting Company Eligibility. The Company is a publicly held company whose Common Stock is (and has been for the past ninety (90) days) registered pursuant to the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve (12) months on a timely basis (other than a Report on Form 8-K with regard to an acquisition, which was not timely filed but which was subsequently filed on March 23, 2005).

3.13  No Market Manipulation. The Company has not taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued.

3.14  Defaults. The Company is not in violation of its certificate of incorporation or bylaws, in each case as amended to date, nor is the Company (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters or (iii) to its knowledge, in violation of any statute, rule or regulation of any governmental authority.

3.15  No Integrated Offering. The Company has not, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act.

3.16  No General Solicitation. The Company has not engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act), in connection with the offer or sale of the Securities.

3.17  Listing and Maintenance Requirements. Except as specified in the Reports, the Company has not, in the two years preceding the date hereof, received notice from any trading market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the trading market on which the Common Stock is currently listed or quoted. To the best knowledge of the Company, upon Closing the issuance and sale of the Securities will not contravene the rules and regulations of the trading market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver the Securities.

3.18  Investment Company. The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.19  Internal Accounting Controls. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company’s most recently ended fiscal quarter or fiscal year-end (such date, the “Evaluation Date”). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as described in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls which were required to be disclosed in the SEC Reports and were not so disclosed.

3.20  Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies the Subscriber prior to a Closing Date, will be true and correct as of each Closing Date. The foregoing representations and warranties will survive each Closing Date.

4.  Regulation D Offering. This Offering is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Rule 506 of Regulation D promulgated thereunder, which exemption is based in part on the accuracy of the Subscriber’s representations and warranties contained herein.

5.  Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 3.9 and 3.10 hereof (i) at such time as the holder thereof is permitted to and disposes of such Securities pursuant to Rule 144(d) or Rule 144(k) under the 1933 Act, in the opinion of counsel reasonably satisfactory to the Company, or (ii) upon resale subject to an effective registration statement after the Securities are registered under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k), provided the Company and its counsel receive all reasonably requested representations from the Subscriber and the selling broker, if any.

6.  Fees. Except as provided below, the Company and the Subscriber will each pay their own fees and costs incurred in connection with this transaction. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

6.1  Finders. The Company anticipates placement of the Units without paying any finders fees. However, the Company reserves the right to pay fees of up to three percent (3%) of the aggregate Purchase Price in the Offering paid by investors introduced to the Company by a finder (the “Finder’s Fee”) to finders (collectively, the “Finders” and, individually, a “Finder”) in the event that sufficient subscribers are not secured without the use of Finders. Any such Finder’s Fee that might be paid will be paid on each Closing Date with respect to the Units issued on such date.

6.2  Indemnification. The Company on the one hand, and the Subscriber on the other hand, each agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons or entities other than the Finder claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party (which shall be the responsibility of such indemnifying party) in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. Except for the Finder and respective counsel for each party, the Company and the Subscriber each represent that no other parties are entitled to receive fees, commissions or similar payments in connection with the Offering.

7.  Covenants of Company. The Company covenants and agrees with the Subscriber as follows:

7.1  Offering of Securities. The Company will advise the Subscriber, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or of the initiation of any proceeding for any such purpose.

7.2  Listing of Shares. The Company will use commercially reasonable efforts to maintain the listing and trading of its Common Stock on the American Stock Exchange and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the American Stock Exchange and any other exchanges, as applicable.

7.3  Notification of Transactions. The Company will notify the Commission, the American Stock Exchange and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and will take all other necessary action as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of the Securities to the Subscriber.

7.4  Registration Compliance. Until at least two (2) years after the effectiveness of the registration statement required pursuant to Section 11 hereof, the Company will use commercially reasonable efforts to comply with (i) its reporting and filing obligations under the Exchange Act, and (ii) all requirements related to any registration statement filed pursuant to this Agreement. The Company will not take any action or file any document (whether or not permitted by the 1933 Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until the later of (y) two (2) years after the effective date of the registration statement required pursuant to Section 11 hereof or (z) the sale by the Subscriber of all the Securities issuable by the Company pursuant to this Agreement.

7.5  Reservation of Shares. The Company undertakes to reserve, from its authorized but unissued Common Stock, within thirty (30) days after the last Closing Date and thereafter for such time that any Notes remain outstanding, a number of Common Shares equal to not less than 100% of the amount of Common Shares necessary to allow the Subscriber to be able to convert all of its outstanding Note or Notes issued on such Closing Date, at the then applicable Conversion Price.

7.6  Integration. The Company shall not, and shall use commercially reasonable efforts to ensure that no Affiliate or agent of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act of 1933, as amended) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the principal trading market for the Common Stock, in a manner that would require stockholder approval of the sale of the Securities.

8.  Covenants of Subscriber.

8.1  No Short Sales. Until such time as the Note has been repaid and/or converted in full, the Subscriber agrees for itself and its affiliates that, prior to the effective date of the registration statement described in Section 11, the Subscriber and its affiliates will not engage in short sales of the Company’s Common Stock. The Subscriber agrees for itself and its affiliates that, after the effective date of the registration statement described in Section 11, the Subscriber and its affiliates will not engage in short sales of any of the Company’s Common Stock; provided, however, that the Subscriber may enter into a short sale or other hedging transaction only in connection with Common Stock the Subscriber anticipates receiving in connection with a Conversion Notice (as defined in the Note) that has been given to the Company.

8.2  Compliance with Law. The Subscriber’s trading activities with respect to the Common Stock will be in compliance in all material respects with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the American Stock Exchange and any other market or exchange on which the Common Stock is or becomes listed.

9.  Covenants of Company and Subscriber Regarding Indemnification.

9.1  Company Covenants. The Company agrees to indemnify, hold harmless, reimburse and defend the Subscriber, and the Subscriber’s officers, directors or other persons acting in similar capacities, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any misrepresentation by the Company or breach by the Company of any warranty in this Agreement or in any exhibits or schedules attached hereto or of any other agreement delivered pursuant hereto or (ii) after any applicable notice and cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder or of any other agreement entered into by the Company and the Subscriber relating hereto.

9.2  Subscriber Covenants. The Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company, and the Company’s officers, directors or other persons acting in similar capacities, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any misrepresentation by the Subscriber or breach by the Subscriber of any warranty in this Agreement or in any exhibits or schedules attached hereto or of any other agreement delivered pursuant hereto or (ii) after any applicable notice and cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder or of any other agreement entered into by the Company and the Subscriber relating hereto.

9.3  Applicable Procedures. The procedures set forth in Section 15 will apply to the indemnification obligations set forth in Sections 9.1 and 9.2 hereof.

10.  Conversion of Note.

10.1  All Necessary Actions. Upon the conversion of a Note the Company will, at its own cost and expense, take all necessary action to ensure that the Company’s transfer agent issues stock certificates in the name of the Subscriber (or its nominee) or such other persons as designated by the Subscriber, and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion.

10.2  Notice of Conversion. The Subscriber will give notice of its decision to exercise its right to convert a Note by faxing an executed and completed Conversion Notice (as defined in the Note) to the Company. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is faxed to the Company in accordance with the provisions hereof will be deemed a “Conversion Date.” The Company will transmit, or will cause the transfer agent to transmit, the Company’s Common Stock certificates representing the Common Stock issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Conversion Notice (the “Delivery Date”). To the extent that the Subscriber elects not to surrender a Note for reissuance upon conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

10.3  Maximum Conversion. The Subscriber will not be entitled to convert on any Conversion Date an amount of any Note or Notes in connection with that number of shares of Common Stock which would be in excess of the sum of either (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on a Conversion Date or (ii) the number of shares of Common Stock issuable upon the conversion of the Note or Notes on a Conversion Date, in the case of either clause (i) or clause (ii) which conversion would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company on such Conversion Date, as determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber will not be limited to aggregate conversions of only 9.99%. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber will be included in the 9.99% limit and which will be allocated to the excess above 9.99%.

11.  Registration Rights. The Company will file with the Commission within ninety (90) days after the final Closing Date (the “Filing Date”), and use its commercially reasonable efforts to cause to be declared effective as soon as reasonably practicable thereafter (the “Effective Date”), a Form S-3 registration statement in order to register the aggregate Common Stock issued to the Subscriber in each Closing and the Common Stock issuable to the Subscriber under each Note (collectively, the “Registrable Securities”) for resale and distribution under the 1933 Act. The Company will register not less than a number of shares of Common Stock that is equal to 100% of the Common Stock issued in the Offering and all of the Common Stock issuable upon conversion of all Notes at the Conversion Price in effect on the Effective Date. The shares registered pursuant to such registration statement will be reserved and set aside exclusively for the benefit of the Subscriber, and not issued, employed or reserved for anyone other than the Subscriber.

12.  Registration Procedures. In connection with the registration of the Registrable Securities under the 1933 Act, the Company will do the following:

12.1  Registration Statement. Prepare and file with the Commission the registration statement required in Section 11 hereof and use its commercially reasonable efforts to cause such registration statement to become effective and promptly provide to the holders of Registrable Securities (each, a “Seller” and collectively, “Sellers”) copies of all filings with the Commission.

12.2  Amendments and Supplements. Prepare and file with the Commission such amendments and supplements, including post-effective amendments, to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until two (2) years after the Closing Date, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller’s intended method of disposition set forth in such registration statement for such period.

12.3  Copies of Registration Statements and Prospectus. Furnish to the Seller such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as the Seller reasonably may request in order to facilitate the public sale or other disposition of the securities covered by such registration statement.

12.4  Registration Under State Securities Laws. Use commercially reasonable efforts to register or qualify the Seller’s Registrable Securities covered by such registration statement under the securities or “blue sky” laws of any jurisdictions the Seller, and in the case of an underwritten public offering, the managing underwriter, reasonably requests; provided, however, that the Company may not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

12.5  Listing of Registrable Securities. List the Registrable Securities that are covered by such registration statement with any securities exchange or other trading market, venue or service on which the Common Stock of the Company is then listed.

12.6  Notifications of Registration. Use commercially reasonable efforts to notify the Seller and each underwriter under such registration statement at any time when: (i) a prospectus relating thereto is required to be delivered under the 1933 Act; (ii) of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; (iii) of the filing of the registration statement or any post-effective amendment thereto, (iv) with respect to the registration statement or any post-effective amendment, when the same has become effective; (v) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; or (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any securities covered by the registration statement for sale in any jurisdiction, or the initiation of any proceeding for such purpose.

12.7  Inspection. Make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the Seller or such underwriter, attorney, accountant or agent in connection with such registration statement.

13.  Information From Seller. In connection with the registration required pursuant to Section 11 hereof, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution as are reasonably necessary in order to assure compliance with federal and applicable state securities laws. In connection with such registration if covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are reasonable and customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature.

14.  Expenses. All expenses incurred by the Company in complying with Section 11 and Section 12 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable legal fees) incurred in connection with complying with state securities or “blue sky” laws, fees of any stock exchange, transfer taxes, fees of transfer agents and registrars, and costs of insurance are called “Registration Expenses.” All underwriting discounts and selling commissions incurred by the Sellers applicable to the sale of Registrable Securities, as well as any fees and disbursements of any special counsel to the Seller, are called “Selling Expenses.” In connection with any registration statement filed or proposed to be filed pursuant to Section 11, all Registration Expenses will be borne by the Company and all Selling Expenses will be borne by the Sellers. Selling Expenses may be apportioned among the Sellers in proportion to the number of shares sold by each Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may otherwise agree.

15.  Indemnification and Contribution.

15.1  Indemnification by Company. The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless the Subscriber, each officer of the Subscriber (or other person serving in a similar capacity), each director, agent, employee, member and partner of the Subscriber (or other person serving in a similar capacity), each underwriter of Registrable Securities and each other person, if any, who controls such Subscriber or underwriter within the meaning of the 1933 Act and officers, directors, agents and employees of each such control person, from and against all losses, claims, damages, costs (including reasonable attorneys’ fees) incurred in conformance with this Agreement, or liabilities, joint or several, to which the Subscriber or such officer, director, agent, partner, member or employee, other person in a similar capacity, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of, relate to or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Subscriber and each such officer, director, agent, partner, member or employee, other person serving in a similar capacity, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to the Subscriber or any of the Subscriber’s officers, directors, agents, partners, members, or employees or other persons serving in similar capacities, to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus (i) if the Subscriber failed to send or deliver a copy of the final prospectus delivered by the Company to the Subscriber with or prior to the delivery of written confirmation of the sale by the Subscriber to the person asserting the claim from which such damages arise and if the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission or (ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Subscriber, or any such controlling person, in writing specifically for use in such registration statement or prospectus.

15.2  Indemnification by Subscriber. The Subscriber will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement (or other person serving in a similar capacity), each director of the Company (or other person serving in a similar capacity), each underwriter of Registrable Securities and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other person in a similar capacity, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other person serving in a similar capacity, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Subscriber, as such, furnished in writing to the Company by such Subscriber specifically for use in such registration statement or prospectus; and provided, further, that the liability of the Subscriber hereunder will be limited to the net proceeds received by the Subscriber from the sale of Registrable Securities covered by such registration statement.

15.3  Notice of Commencement of Action. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to such indemnified party other than under this Section 15.3 and will only relieve it from any liability which it may have to such indemnified party under this Section 15.3 if and to the extent it shall be determined by a court of competent jurisdiction that the indemnifying party is materially prejudiced by such omission. In case any such action is brought against any indemnified party and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent it wishes, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 15.3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties will have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party may not settle an indemnified claim without the consent of the indemnified party unless the settlement (i) does not provide for damages or equitable relief against the indemnified party, (ii) provides an unconditional release with regard to the indemnified party, and (iii) does not require an admission of fault by the indemnified party.

15.4  Joint Liability. In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) the Subscriber, or any controlling person of the Subscriber, makes a claim for indemnification pursuant to this Section 15 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 15 provides for indemnification in such case or (ii) contribution under the 1933 Act may be required on the part of the Subscriber or controlling person of the Subscriber in circumstances for which indemnification is provided under this Section 15 then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each party in connection with the actions, statements or omissions that resulted in the liability as well as any other relevant equitable considerations. The relative fault of each party shall be determined by reference to, among other things, whether any action in question has been taken or made by, or relates to information supplied by, such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The Subscriber shall be responsible only for the lesser of (i) the portion of the liability represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement and (ii) an amount equal to the net proceeds by the Subscriber from sales pursuant to the registration statement; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

16.  Notices. All notices or other communications given or made hereunder must be in writing and be personally delivered or will be deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party may hereafter give to the other by notice duly made under this Section: (i) if to the Company, to SYS, 5050 Murphy Canyon Road, Suite 200, San Diego, California 92123, and (ii) if to the Subscriber, to the name, address and facsimile number set forth on the signature page hereto, with a copy by facsimile only to ________________________________________, facsimile number __________.

17.  Entire Agreement; Amendment; Assignment. This Agreement, the other agreements contemplated hereby and the Note represent the entire agreement between the parties hereto with respect to the subject matter hereof. It is the express understanding of the parties hereto that no party has made any representation whatsoever, express or implied, oral or written, other than those representations of the parties hereto expressly set forth in this Agreement and the Note. This Agreement may be amended only by a writing executed by the parties hereto. No right or obligation of either party may be assigned by such party without prior notice to and the written consent of the other party.

18.  Execution. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

19.  Governing Law; Consent to Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by any party against the others concerning the transactions contemplated by this Agreement may be brought only in the state courts of California or in the federal courts located in the Southern District of California. The parties executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed inoperative to the extent that it may conflict therewith and will be deemed modified to conform with such statute or rule of law. No such provision, which may prove invalid or unenforceable under any law, may affect the validity or enforceability of any other provision of this Agreement. Subject to this Section 19, each of the Company and the Subscriber hereby waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section 19 may affect or limit any right to serve process in any other manner permitted by law.

20.  Specific Enforcement. The Company and the Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

21.  Rate of Interest. Nothing contained herein or in any document referred to herein or delivered in connection herewith may be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum will be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned, whereupon it will become a binding agreement.

Dated: February 14, 2006		SYS, a California corporation

By:
Clifton L. Cooke, Jr.
President and Chief Executive Officer

Subscriber	Number of Units	Total Purchase Price

(Signature)

Print Name:

Address:

Facsimile No:
Phone No:
E-Mail: